SUPPLEMENT DATED SEPTEMBER 4, 2015 TO

THE SUMMARY PROSPECTUS

OF MARKET VECTORS ETF TRUST

DATED FEBRUARY 1, 2015

This Supplement updates certain information contained in the above-dated Summary Prospectus for Market Vectors ETF Trust (the “Trust”) regarding Market Vectors MSCI Emerging Markets Quality Dividend ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus free of charge, upon request, by calling toll-free 1.888.MKT.VCTR or by visiting the Van Eck website at www.marketvectorsetfs.com.

At a meeting held on September 3, 2015, the Board of Trustees of the Trust unanimously approved the termination and winding down of the Fund, which is expected to happen on or about October 28, 2015. The Fund will, to the extent necessary, distribute all of its income and any capital gains and dividends earned by the Fund and not previously distributed prior to liquidation (the “Final Distribution”).

After the close of business on Friday, September 18, 2015, the Fund will no longer accept creation orders. This is also expected to be the last day of trading of shares of the Fund on NYSE Arca, Inc. (“NYSE Arca”). Shareholders should be aware that when the Fund commences liquidation, which is expected to occur on or about Monday, September 21, 2015, it will no longer pursue its stated investment objective or engage in any business activities except for the purposes of selling and converting into cash all of the assets of the Fund, paying its liabilities, and distributing its remaining proceeds or assets to shareholders (the “Liquidating Distribution”). During this period, the Fund is likely to incur higher tracking error than is typical for the Fund. Furthermore, during the time between market open on Monday, September 21, 2015 and Wednesday, October 28, 2015, shareholders will be unable to dispose of their shares on NYSE Arca.

Shareholders may sell their holdings of the Fund, incurring typical transaction fees from their broker-dealer, on NYSE Arca until market close on Friday, September 18, 2015, at which point the Fund’s shares will no longer trade on NYSE Arca and the shares will be subsequently delisted. Shareholders who continue to hold shares of the Fund on the Fund’s liquidation date will receive a Liquidating Distribution (if any) with a value equal to their proportionate ownership interest in the Fund on that date. The Fund’s liquidation and payment of the Liquidating Distribution may occur prior to or later than the dates listed above and, in such case, shareholders will be notified of such change.

The tax consequences to shareholders with respect to the Final Distribution (if any) will generally be the same as is normally the case with respect to the payment of dividends by the Fund. Shareholders who receive a Liquidating Distribution generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares. Please consult your personal tax advisor about the potential tax consequences.

Shareholders should call the Fund’s distributor, Van Eck Securities Corporation at 1.888.MKT.VCTR for additional information.

Please retain this supplement for future reference.